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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 14, 2002
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                           SONTRA MEDICAL CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
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                 (State or Other Jurisdiction of Incorporation)

       0 230-17                                           41-1644949
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(Commission File Number)                      (IRS Employer Identification No.)


          58 Charles Street, Cambridge, Massachusetts            02141
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           (Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code:  (617) 494-5337
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On August 14, 2002, Sontra Medical Corporation (the "Company") dismissed its independent auditors, Arthur Andersen LLP ("Andersen") and engaged the services of Wolf & Company, P.C. ("Wolf & Company") as its new independent auditors effective immediately. These actions followed the Company's decision to seek proposals from independent accountants to audit the Company's financial statements for the fiscal year ending December 31, 2002. The decision to dismiss Andersen and retain Wolf & Company was approved by the Company's Board of Directors upon the recommendation of its Audit Committee.

         During the two most recent fiscal years ended December 31, 2001, and the subsequent interim period through August 14, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports.

         None of the reportable events described under Item 304(a)(1)(iv) of Regulation S-B occurred within the two most recent fiscal years ended December 31, 2001 or within the interim period through August 14, 2002.

         Except for a going concern modification stated in Andersen's report dated February 4, 2002, which is included in the Company's joint proxy statement/prospectus on Form S-4/A dated May 16, 2002, none of the audit reports of Andersen on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2000 and December 31, 2001 contained an adverse opinion or a disclaimer of opinion nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principles.

         Pursuant to Item 304(a)(3) of Regulation S-B, the Company has provided Andersen with a copy of the foregoing disclosures, and used reasonable efforts to obtain a letter from Andersen stating its agreement with the Company's statements set forth above (the "Andersen Letter"). However, the Company has been unable to obtain, through circumstances unrelated to us, the Andersen Letter, and, in reliance on Item 304T of Regulation S-B, the Andersen Letter is not included as an exhibit to this Form 8-K.

         During the two most recent fiscal years ended December 31, 2001, and the subsequent interim period through August 14, 2002, the Company did not consult with Wolf & Company regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-B.

ITEM 9.  REGULATION FD DISCLOSURES

         On August 19, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Sontra Medical Corporation submitted to the Securities and Exchange Commission the certification of its chief executive officer and chief financial officer with respect to the Company's report on Form 10-QSB for the period ending June 30, 2002 filed on August 19, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Sontra Medical Corporation

August 19, 2002                    By:  /s/Thomas W. Davison
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                                        Thomas W. Davison
                                        President and Chief Executive Officer

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